Partnership Distributions	12 Months Ended
Dec. 31, 2016
Partnership Distributions [Abstract]
Partnership Distributions
Partnership Distributions
For the year ended December 31, 2016, the Partnership made no distribution. For the year ended December 31, 2015, the Partnership distributed a total of $5.0 million, which occurred on March 30, 2015. The Real Property Account’s share of this distribution was $1.8 million. For the year ended December 31, 2014, the Partnership distributed $10.0 million, which occurred on March 26, 2014 and September 26, 2014, for $5.0 million each. The Real Property Account’s share of these distributions was $1.8 million each or a total of $3.6 million.
For the years ended December 31, 2016, 2015 and 2014, there were no purchases of the Partnership by the Real Property Account.